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						Ex. 99.77Q3 to Form N-SAR

                            Form N-SAR Certification

Registrant Name:  CIGNA Investment Securities
File Number:  811-2299
Registrant CIK Number:  0000049975

(a)(i) The President and the Treasurer have concluded that CIGNA Investment Securities' disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) provide reasonable assurances that material information relating to CIGNA Investment Securities is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There were no significant changes in CIGNA Investment Securities' internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a)(i) above.

(a)(iii)  Certifications:

I, Alfred A. Bingham III, certify that:

1.   I have reviewed this report on Form N-SAR of CIGNA Investment Securities;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial information included in this reports, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Trust as of, and for, the periods presented in this report;

4. The Trust's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the Trust and have:

a) designed such disclosure controls and procedures to ensure that material information relating to the Trust, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) evaluated the effectiveness of the Trust's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The Trust's other certifying officers and I have disclosed, based on our most recent evaluation, to the Trust's auditors and the audit committee of the Trust's Board of Trustees:

a) all significant deficiencies in the design or operation of internal controls which could adversely affect the Trust's ability to record, process, summarize, and report financial data and have identified for the Trust's auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Trust's internal controls; and

6. The Trust's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation including any corrective actions with regard to significant deficiencies and material weaknesses.

                                             /s/ Alfred A. Bingham III
Date:  February 27, 2003                   _____________________________________
                                           Alfred A. Bingham III
                                           Vice President and Treasurer


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                            Form N-SAR Certification

Registrant Name:  CIGNA Investment Securities
File Number:  811-2299
Registrant CIK Number:  0000049975

(a)(i) The President and the Treasurer have concluded that CIGNA Investment Securities' disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) provide reasonable assurances that material information relating to CIGNA Investment Securities is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There were no significant changes in CIGNA Investment Securities' internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a)(i) above.

(a)(iii)  Certifications:

I, Richard H. Forde, certify that:

1.   I have reviewed this report on Form N-SAR of CIGNA Investment Securities;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial information included in this reports, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Trust as of, and for, the periods presented in this report;

4. The Trust's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the Trust and have:

a) designed such disclosure controls and procedures to ensure that material information relating to the Trust, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) evaluated the effectiveness of the Trust's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The Trust's other certifying officers and I have disclosed, based on our most recent evaluation, to the Trust's auditors and the audit committee of the Trust's Board of Trustees:

a) all significant deficiencies in the design or operation of internal controls which could adversely affect the Trust's ability to record, process, summarize, and report financial data and have identified for the Trust's auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Trust's internal controls; and

6. The Trust's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation including any corrective actions with regard to significant deficiencies and material weaknesses.

                                            /s/ Richard H. Forde
Date:  February 27, 2003                  ______________________________________
                                          Richard H. Forde
                                          Chairman of the Board and President